PRIME GROUP REALTY TRUST

                               First Quarter, 2003

                Supplemental Financial and Operating Statistics
                              for the three months
                              ended March 31, 2003


     This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.


     Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.



                                Table of Contents

Company Overview                                                                                                   Page
       Corporate Profile                                                                                            3
       Board of Trustees and Executive Officers                                                                     4

Quarterly Financial and Operating Results
       First Quarter Highlights                                                                                     5
       Consolidated Statements of Operations
              - Three Months ended March 31, 2003                                                                   6
       Consolidated Reconciliation of Net Income to Funds from Operations (FFO)
              - Three Months ended March 31, 2003                                                                   7
       Consolidated Balance Sheet                                                                                   8
       Leasing Activity Summary by Quarter                                                                          9
       Same-Store Leasing Summary                                                                                   10
       Acquisition/Disposition Activity                                                                             11

Market Capitalization and Indebtedness Information
       Market Capitalization                                                                                        12
       Capital Markets Activity                                                                                     13
       Indebtedness Schedule                                                                                        14
       Recourse Indebtedness Schedule                                                                               15
       Indebtedness Allocation Graphs                                                                               16
       Interest Rate Hedge Agreements                                                                               17
       Indebtedness Maturities                                                                                      18
       Indebtedness Maturities with Extension Options                                                               19
       Indebtedness Maturity Schedule through 2004                                                                  20
       Maturing Contractual Obligations                                                                             21

Portfolio Information
       Capital Expenditure Disclosure                                                                               22
       Square Feet of Office and Industrial Properties Owned
           and Joint Venture Development Interests                                                                  23
       Property Summary                                                                                             24
       Office Lease Expiration Schedule                                                                             25
       Industrial Lease Expiration Schedule                                                                         26
       Largest Office Tenants by Gross Revenue                                                                      27
       Largest Industrial Tenants by Gross Revenue                                                                  28
       Standard Industrial Classification (SIC)                                                                     29

Investor Relations Information                                                                                      30


     Corporate Profile

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial property, primarily in metropolitan Chicago. As of May 13, 2003, we own 15 office properties, including the recently completed Bank One Corporate Center in downtown Chicago, containing an aggregate of 7.8 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, we have joint venture interests in two office properties totaling 1.3 million rentable square feet: 77 West Wacker Drive, Chicago, Illinois and Thistle Landing, Phoenix, Arizona. The portfolio also includes 202.1 acres of developable land.

In terms of net rentable square feet, 90.2% of our office properties and all of our industrial properties, are located in metropolitan Chicago and accounted for all of our total rental revenue (excluding discontinued operations) for the quarter ended March 31, 2003. We also own an office property in Cleveland, Ohio, the results of which are reflected in discontinued operations for the quarter ended March 31, 2003.

Board of Trustees
-----------------
Douglas Crocker II
Vice Chairman of Trustees, Equity Residential Properties Trust

Raymond H. D'Ardenne
Principal, Castle Pines Advisors

Jacque M. Ducharme
Vice Chairman Western Region and Director, Julien J. Studley, Inc.

Daniel A. Lupiani
President, Lupiani & Associates, LLC

Stephen J. Nardi
Chairman of the Board of Trustees, Prime Group Realty Trust

Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation

The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn

Executive Officers
------------------
Stephen J. Nardi
Chairman of the Board of Trustees

Louis G. Conforti
Co-President, Chief Financial Officer

Jeffrey A. Patterson
Co-President, Chief Investment Officer

Steven R. Baron
Executive Vice-President, CBD Office Leasing

Donald F. Faloon
Executive Vice President, Development

James F. Hoffman
Executive Vice-President, General Counsel and Secretary

Faye I. Oomen
Executive Vice President, Suburban/CBD Office Leasing

John F. Bucheleres
Senior Vice President, CBD Office Leasing

Paul G. Del Vecchio
Senior Vice President, Capital Markets

Roy P. Rendino
Senior Vice President, Finance and Chief Accounting Officer

Christopher "Kit" J. Sultz
Senior Vice President, Industrial Operations

     First Quarter 2003 Highlights

GAAP earnings per diluted share for the first quarter of 2003 were $0.80, an increase of $2.16 from a loss of $1.36 per diluted share for the first quarter of 2002. The first quarter of 2003 includes lease termination fee income of $29.7 million, an increase of $29.0 million or $1.85 per diluted share.

Funds from Operations ("FFO") for the first quarter of 2003 totaled $1.21 per diluted share, as compared to $0.24 per diluted share for the first quarter of 2002.

During the quarter, the Company signed 11 new office leases totaling 86,171 square feet, expanded three office leases totaling 6,634 square feet, renewed 18 office leases totaling 100,022 square feet, and renewed one industrial lease for 20,074 square feet. Subsequent to the quarter end, the Company executed 137,296 square feet of new, expansion and renewal office leases.

The Company negotiated and received $33.5 million of lease termination fees from Arthur Andersen, LLP in January and February 2003 relating to its space at 33 West Monroe Street and One IBM Plaza on February 20, 2003. After deducting outstanding receivables (including deferred rent receivable), the Company recognized $29.7 million of lease termination fee income in the first quarter of 2003.

The Company closed a $195.0 million senior loan refinancing the first mortgage and mezzanine loans secured by One IBM Plaza on March 10, 2003.

The Company closed a $75.0 million mezzanine loan refinancing the mezzanine loan on Bank One Corporate Center on March 19, 2003.

The Company acquired its partner's interest in Bank One Corporate Center on March 19, 2003.

The Company repaid $11.5 million of its facility with Security Capital Preferred Growth.

The Company extended the maturity date of two loans totaling $32.5 million until November 15, 2004.

Subsequent to the quarter end, the Company's Board of Trustees increased the size of the Board from six to eight members and elected Ray H. D'Ardenne and Daniel A. Lupiani to fill the newly created positions on the Board as Independent Trustees.

Subsequent to quarter end, the Company announced that Michael W. Reschke resigned from the Company's Board of Trustees.

The strategic alternatives process continues as Merrill Lynch and Wachovia Securities evaluate various options.

Consolidated Statements of Operations
(000's omitted, except per share data)
(Unaudited)


                                                                             Three Months ended
                                                                                  March 31
                                                                         2003                  2002
                                                                ---------------------------------------------
Revenue:
   Rental.....................................................        $  26,218            $   24,240
   Lease termination fees.....................................           29,712                   667
Tenant reimbursements.........................................           15,382                13,970
Other property revenues.......................................            1,342                 1,460
Services Company revenue......................................              658                 1,431
                                                                ---------------------------------------------
Total revenue ................................................           73,312                41,768

Expenses:
Property operations...........................................           11,735                10,793
Real estate taxes.............................................           10,180                 9,410
Depreciation and amortization.................................            9,482                 7,167
General and administrative....................................            2,320                 1,975
Services Company operations...................................              560                 1,135
Provision for asset impairment................................                -                 5,171
Strategic alternative costs...................................               53                   262
                                                                ---------------------------------------------
Total expenses................................................           34,330                35,913
                                                                ---------------------------------------------

Operating income..............................................           38,982                 5,855
 Other income.................................................              496                   837
   Interest:
      Expense.................................................          (15,299)               (8,661)
      Amortization of deferred financing costs................           (1,622)                 (694)
                                                                ---------------------------------------------
Income (loss) from continuing operations before minority
   interests..................................................           22,557                (2,663)
Minority interests............................................           (8,358)                3,585
                                                                ---------------------------------------------
Income from continuing operations...........................             14,199                   922
Discontinued operations, net of minority interests of $(474) and
   $12,882 in 2003 and 2002, respectively.....................              672               (18,714)
                                                                ---------------------------------------------
Income (loss) before loss on sales of real estate.............           14,871               (17,792)
Loss on sales of real estate, net of minority interests of
   $218 in 2002...............................................                -                  (315)
                                                                ---------------------------------------------
Net income (loss) ............................................           14,871               (18,107)
Net income allocated to preferred shareholders................           (2,250)               (3,199)
                                                                ---------------------------------------------
Net income (loss) available to common shareholders............        $  12,621            $  (21,306)
                                                                =============================================

Basic and diluted earnings available to common shares per weighted-average common share:
Income (loss) from continuing operations......................            $0.76               $ (0.15)

Discontinued operations, net of minority interests............             0.04                 (1.19)

Loss on sales of real estate, net of minority interests.......                -                 (0.02)
                                                                ---------------------------------------------
Net income (loss) available per weighted-average common share
   of beneficial interest -basic and diluted..................            $0.80                $(1.36)
                                                                =============================================


GAAP Reconciliation of Net Loss to Funds from Operations (FFO)
 and Operating Funds from operations (OFFO)
(000's omitted, except per share/unit data)
(Unaudited)


                                                                    Three Months Ended
                                                                         March 31
                                                                      2003       2002
                                                                  ----------------------
Net income (loss)                                                  $ 14,871   $ (18,107)
Adjustments to reconcile to Funds from Operations:
Real estate depreciation and  amortization                            9,121       7,034
Amortization of costs for leases assumed                                320         163
Share of joint venture real estate depreciation and  amortization       854         843
Loss on sale of operating property, net of minority interests             -         107
Adjustments for discontinued operations:
    Real estate depreciation and  amortization                          555       2,421
    Provision for impairment on operating real estate                     -      33,634
    Minority interests                                                  474     (12,882)
Minority interests                                                    8,358      (3,585)
Income allocated to preferred shareholders                           (2,250)     (3,199)
                                                                   ---------------------
Funds from Operations (1), (2)                                       32,303       6,429
Adjustments to reconcile to Operating Funds from Operations:
Adjustment for discontinued operations                               (1,701)     (4,459)
Strategic alternatives                                                   53         262
Adjustment for provision for impairment on non-operating real estate      -       5,171
Loss on sale of land                                                      -         208
                                                                   --------------------
Operating Funds from Operations (2)                                $ 30,655     $ 7,611
                                                                   ====================

FFO per common share of beneficial interest:

        Basic and Diluted                                            $ 1.21      $ 0.24
                                                                   ====================
Operating FFO per common share of beneficial interest:

        Basic and Diluted                                            $ 1.15      $ 0.29
                                                                   ====================
Weighted average shares/units of beneficial interest:

        Basic and Diluted                                            26,747      26,512
                                                                   ====================


(1) Funds from Operations and Operating Funds from Operations are non-GAAP financial measures. Funds from Operations ("FFO") is defined as net income
     (loss), computed in accordance with generally accepted accounting principles ("GAAP") plus real estate depreciation and amortization, excluding gains (or losses) from sales of operating properties (which we believe includes impairments on operating real estate), and after comparable adjustments for unconsolidated joint ventures and discontinued operations. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to FFO reported by other REITs that do no define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company.

     The Company utilizes FFO and Operating FFO as performance measures. The Company believes that FFO and Operating FFO provide useful information to investors regarding the Company's performance as FFO provides investors with additional means of comparing the Company's operating performance with the operating performance of its competitors, and Operating FFO excludes items which the Company believes are not reflective of the Company's core and continuing operations. FFO and Operating FFO are not representative of cash flow from operations, are not indicative that cash flows are adequate to fund all cash needs and should not be considered as alternatives to cash flows as a measure of liquidity. The Company believes that net income
     (loss) is the most directly comparable GAAP financial measure to FFO and Operating FFO.

(2) Funds from Operations includes revenues, property operations expense, real estate taxes expense and interest expense from discontinued operations. Operating Funds from Operations excludes these amounts.


Consolidated Balance Sheet
(000's omitted, except per share data)
(Unaudited)


                                                                                 March 31          December 31
                                                                                   2003                2002
                                                                            ----------------------------------------
                                   Assets
Real estate, at cost:
   Land..................................................................       $   169,054        $   183,891
   Building and improvements.............................................           973,475          1,032,669
   Tenant improvements...................................................           109,765            111,547
   Furniture, fixtures and equipment.....................................            10,245             10,218
                                                                            ----------------------------------------
                                                                                  1,262,539          1,338,325
   Accumulated depreciation..............................................          (109,447)          (110,387)
                                                                            ----------------------------------------
                                                                                  1,153,092          1,227,938
   Property held for or under development................................            20,151             20,158
                                                                            ----------------------------------------
                                                                                  1,173,243          1,248,096

Property held for sale (including $1,968 of restricted cash escrows).....            81,388                  -
Investments in unconsolidated entities...................................             1,242              1,440
Cash and cash equivalents................................................             7,116             15,800
 Receivables, net of allowance of $2,077 and $1,867 at March 31, 2003 and December 31, 2002, respectively:
     Tenant..............................................................             2,314              1,595
     Deferred rent.......................................................            20,148             22,351
     Other...............................................................               519              2,453
Restricted cash escrows..................................................            79,831             58,933
Deferred costs, net......................................................            54,823             53,943
Other....................................................................             3,997              3,987
                                                                            ----------------------------------------
Total assets.............................................................        $1,424,621        $ 1,408,598
                                                                            ========================================

Liabilities and Shareholders' Equity
Mortgages and notes payable..............................................      $    612,326       $    671,340
Mortgage note payable related to property held for sale..................            64,306                  -
Bonds payable............................................................            24,900             24,900
Construction financing...................................................           229,617            208,198
Accrued interest payable.................................................             6,179             21,818
Accrued real estate taxes................................................            32,353             36,642
Accrued tenant improvement allowances....................................            26,011             33,172
Accounts payable and accrued expenses....................................            18,592             16,981
 Construction costs payable, including retention of $4,467 and $5,034 at
   March 31, 2003 and December 31, 2002, respectively....................             8,262             12,896
Liabilities for leases assumed...........................................            18,108             21,692
Deficit investment in unconsolidated entity..............................             5,382              4,223
Other....................................................................            10,255             10,654
                                                                            ----------------------------------------
Total liabilities........................................................         1,056,291          1,062,516
Minority interests:
   Operating Partnership.................................................           107,475             98,643
   Other.................................................................                 -              2,000
Shareholders' equity:
   Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
     Series B - Cumulative Redeemable Preferred Shares, 4,000,000 shares designated, issued and outstanding at March 31, 2003 and
     December 31, 2002...................................................                40                 40
   Common Shares, $0.01 par value; 100,000,000 shares authorized; and
     15,689,623 shares issued and outstanding at March 31, 2003 and
     December 31, 2002...................................................               157                157
   Additional paid-in capital............................................           330,379            330,327
   Accumulated other comprehensive loss..................................            (5,515)            (6,008)
   Distributions in excess of earnings...................................           (64,206)           (79,077)
                                                                            ----------------------------------------
Total shareholders' equity...............................................           260,855            245,439
                                                                            ----------------------------------------
Total liabilities and shareholders' equity...............................        $1,424,621         $1,408,598
                                                                            ========================================


Leasing Activity Summary (1)
March 31, 2003



New Leasing By Quarter
FIRST QUARTER 2003                     Downtown    Suburban    Total
NEW LEASING                            Office(1)    Office    Office    Industrial  Total Portfolio
                                       ---------  ---------  ---------  ----------  ---------------
     1/1/2003 Net Rentable             5,539,643  1,686,176  7,225,819   3,874,712     11,100,531

    3/31/2003 Net Rentable             7,046,344  1,685,719  8,732,063   3,874,712     12,606,775

     1/1/2003 Leased SF                5,251,926  1,426,959  6,678,885   3,270,585      9,949,470

     1/1/2003 Occupied SF              5,228,992  1,425,770  6,654,762   3,270,585      9,925,347

    3/31/2003 Leased SF                5,631,193  1,443,825  7,075,018   3,214,979     10,289,997

    3/31/2003 Occupied SF              5,316,615  1,432,158  6,748,773   3,214,979      9,963,752

              Number of Move Outs             10          2         12           2             14

              SF of Move Outs            716,353      3,106    719,459      55,606        775,065

              Number of New Leases             9          2         11           -             11

              SF of New Leasing           73,131     13,040     86,171           -         86,171

     1/1/2003 Leased %                     94.8%      84.6%      92.4%       84.4%          89.6%

     1/1/2003 Occupied %                   94.4%      84.6%      92.1%       84.4%          89.4%

    3/31/2003 Leased %                     79.9%      85.7%      81.0%       83.0%          81.6%

    3/31/2003 Occupied %                   75.5%      85.0%      77.3%       83.0%          79.0%



Renewal/Expansion Leasing by Quarter


FIRST QUARTER 2003                      Downtown   Suburban     Total                     Total
RENEWAL/EXPANSION LEASING                Office     Office     Office   Industrial      Portfolio
                                        --------   --------   --------  ----------      ---------

              Number of Renewals              12          6         18           1             19

              SF up for Renewal(2)       803,600     15,881    819,481      20,480        839,961

              SF of Leases Renewed        87,247     12,775    100,022      20,074        120,096

              Renewal Percentage (3)       11.0%      84.5%      12.4%       98.0%          14.3%

              Old Net Rent                $ 9.60    $ 15.56    $ 10.36      $ 6.10         $ 9.65

              Renewal Net Rent Average   $ 12.03    $ 13.95    $ 12.28      $ 6.38        $ 11.29

              Percentage Increase in Rent  25.4%     -10.4%      18.5%        4.6%          17.0%

              Number of Expansions             2          1          3           -              3

              SF of Expansions               975      5,659      6,634           -          6,634


(1)  3/31/03 Downtown Office totals include Bank One Corporate Center

(2) SF up for Renewal excludes tenants in bankruptcy and includes renewals in this period of leases originally set to expire in future periods.

(3) SF up for Renewal includes square footage associated with Arthur Andersen LLP's lease termination. Exclusive of the termination, the Downtown Office, Total Office and Total Portfolio renewal percentages would be 63.3%, 65.2% and 65.0%, respectively.

Same-Store Leasing Summary
March 31, 2003 vs. March 31, 2002


                         Square Feet (SF)   SF Leased       % Leased            SF            SF Leased       % Leased
                         March 31, 2002   March 31, 2002   March 31, 2002  March 31, 2003   March 31, 2003  March 31, 2003
                         --------------------------------------------------------------------------------------------------
Downtown Office
33 W. Monroe Street(1)       846,759          786,491           92.9%         851,336           203,512          23.9%
77 West Wacker Drive         944,556          925,120           97.9%         944,556           920,002          97.4%
208 South LaSalle Street     861,566          793,934           92.2%         863,698           805,246          93.2%
180 North LaSalle Street     758,361          685,410           90.4%         758,478           691,394          91.2%
IBM(2)                     1,356,826        1,319,664           97.3%       1,358,982         1,241,126          91.3%
National City Center         767,181          767,001          100.0%         767,181           767,001         100.0%
                            --------         --------          ------        --------          --------         ------
Downtown Office Total      5,535,249        5,277,620           95.3%       5,544,231         4,628,281          83.5%
                          ----------       ----------           -----      ----------        ----------          -----

Suburban Office
7100 Madison                  50,157           50,157          100.0%          50,157            50,157         100.0%
Atrium Building               65,362           57,073           87.3%          65,361            57,152          87.4%
Brush Hill                   109,877          106,215           96.7%         109,877           107,572          97.9%
Continental Towers           925,091          799,846           86.5%         925,091           730,920          79.0%
Enterprise Center II          62,619           54,270           86.7%          62,619            54,270          86.7%
Jorie Boulevard              191,666          191,666          100.0%         191,666           186,493          97.3%
Narco River                   65,386           52,065           79.6%          64,929            52,674          81.1%
Narco Tower                   50,400           50,400          100.0%          50,400            50,400         100.0%
Olympian Office Center       165,717          160,023           96.6%         165,619           154,187          93.1%
                           ---------        ---------           -----       ---------         ---------         ------
Suburban Office Total      1,686,275        1,521,715           90.2%       1,685,719         1,443,825          85.7%
                           ---------        ---------           -----       ----------        ---------         ------

Industrial Property
Enterprise Center II         169,435           28,978           17.1%         169,435            28,978          17.1%
Enterprise Center III        291,550          154,275           52.9%         291,550           154,275          52.9%
Enterprise Center IV          87,484           85,800           98.1%          87,484            85,800          98.1%
Enterprise Center EC          14,070           14,070          100.0%          14,070            14,070         100.0%
Enterprise Center V          196,475          196,475          100.0%         196,475           196,475         100.0%
Enterprise Center VI         250,266          248,255           99.2%         250,266           248,255          99.2%
HEC                           76,821           71,203           92.7%          76,821            70,797          92.2%
Enterprise Center VII        462,670          462,670          100.0%         462,670           462,670         100.0%
Enterprise Center VIII       242,199           81,859           33.8%         242,199            81,859          33.8%
Enterprise Center IX         162,682          162,682          100.0%         162,682           107,469          66.1%
Enterprise Center X          172,775          169,659           98.2%         172,775           169,659          98.2%
Arlington I-III              304,506          304,506          100.0%         304,506           304,506         100.0%
342 Carol Lane                67,935           67,935          100.0%          67,935            67,935         100.0%
343 Carol Lane                30,084           30,084          100.0%          30,084                 -           0.0%
370 Carol Lane                60,290           60,290          100.0%          60,290            60,290         100.0%
388 Carol Lane                40,502           40,502          100.0%          40,502            40,502         100.0%
200 Fullerton Avenue          66,254           66,254          100.0%          66,254            66,254         100.0%
350 Randy Road                25,200           25,200          100.0%          25,200            22,050          87.5%
550 Kehoe Street              44,575           44,575          100.0%          44,575            44,575         100.0%
4160 Madison Avenue           79,532           79,532          100.0%          79,532            79,532         100.0%
4211 Madison Avenue           90,344           90,344          100.0%          90,344            90,344         100.0%
4300 Madison Avenue          127,129          115,257           90.7%         127,129           103,350          81.3%
1051 Kirk Road               120,004          120,004          100.0%         120,004           120,004         100.0%
1401 S. Jefferson Street      17,265           17,265          100.0%          17,265            17,265         100.0%
11039 Gage Avenue             21,935           21,935          100.0%          21,935            21,935         100.0%
11045 Gage Avenue            136,600          136,600          100.0%         136,600           136,600         100.0%
555 Kirk Road                 62,400           62,400          100.0%          62,400            62,400         100.0%
1541 Abbott Drive             43,930           43,930          100.0%          43,930            43,930         100.0%
1455 Sequoia Drive           257,600          216,200           83.9%         257,600           161,000          62.5%
200 S. Mitchell Street       152,200          152,200          100.0%         152,200           152,200         100.0%
                           ---------        ---------          ------       ---------         ---------         ------
Industrial Property Totals 3,874,712        3,370,939           87.0%       3,874,712         3,214,979          83.0%
                           ---------        ---------          ------       ---------         ---------         ------

TOTALS                    11,096,236       10,170,274           91.7%      11,104,662         9,287,085          83.6%
                          ==========       ==========           =====      ==========         =========          =====


(1) Reflects 579,982 square feet of Arthur Andersen LLP space which it vacated First Quarter, 2003

(2) Reflects 76,849 square feet of Arthur Andersen LLP space which it vacated First Quarter, 2003

Acquisition/Disposition Activity
Three Months Ended March 31, 2003

                          Net
                        Rentable      Acquisition                      Date
                         Square      Cost / Sales      Mortgage     Acquired /
Property    Location      Feet           Price       Indebtedness      Sold
-------------------------------------------------------------------------------

No acquisitions or dispositions occurred during the quarter.

Market Capitalization
March 31, 2003

Common Equity
-------------
Common Shares Outstanding                          15,725,629
Operating Partnership Units(1)                     11,021,479
                                                  -----------
Total Shares and Units                             26,747,108
PGE Share Price(2)                              $        5.23
                                                  -----------
Common Equity Market Capitalization             $ 139,887,375
                                                  ===========

                                                                  Cumulative
Preferred Stock                                                   Dividend
---------------                                                  ----------
Series B Cumulative Redeemable Preferred (3)      100,000,000       9.00%
                                                  -----------
Total Preferred                                   100,000,000
                                                  -----------

Total Equity Market Capitalization              $ 239,887,375
                                                =============



                                                  Principal     Weighted Average            Weighted Average Maturity
Indebtedness                                     Outstanding    Interest Rate(4)  With Extension Options  Without Extension Options
------------                                     -----------   -----------------  ----------------------  -------------------------
Secured                                         $ 701,532,506        6.21%                4.84                     4.02
Construction Financing                          $ 229,616,862
                                                -------------
Total                                           $ 931,149,368
                                                =============

Weighted average interest rate includes the effect of the hedge agreements

Indebtedness Allocation
-----------------------
Fixed Rate                                      $ 248,065,291        8.85%                6.93                    6.75
Hedged Variable Rate                              354,450,000        4.92%                3.89                    2.41
Non-Hedged Variable Rate                           74,117,215        4.41%                2.71                    2.71
Senior Construction                               154,616,862       16.00%                1.77                    0.77
Mezzanine Construction                             75,000,000       15.00%                1.77                    0.77
Low-Floater Industrial Development
 Revenue Bonds (IDRBs)                             24,900,000        3.65%                3.76                    3.76
                                                  -----------
Total                                           $ 931,149,368
                                                =============


Indebtedness Allocation

Hedged Variable Rate                                            38.1%
Fixed Rate                                                      26.6%
Senior Construction                                             16.6%
Mezzanine Construction                                           8.1%
Non-Hedged Variable Rate                                         8.0%
Low-Floater Industrial Development Revenue Bonds (IDRBs)         2.7%

(1)  Convertible one-for-one into common shares
(2)  Price as of March 31, 2003
(3) Redeemable, at the Company's option, at $25.00 per share beginning June 5, 2003
(4)  Based on interest rates as of March 31, 2003

Capital Markets Activity
Three months ended March 31, 2003

Beginning Indebtedness Balance (January 1, 2003)   $ 904,438,927

Indebtedness Retirement (First Quarter):

                                                      Amount
Property/Indebtedness Type                            Retired       Institution
------------------------------------------------  ----------------  -----------------------------
IBM Plaza/Mezzanine                                $  (27,100,000)  Deutsche Banc BT Alex.Brown
IBM Plaza/Mezzanine                                  (150,000,000)  Westdeutsche Immobilien Bank
Bank One Corporate Center/Mezzanine                   (60,820,285)  Deutsche Bank
Various/Mezzanine                                     (11,407,212)  Security Capital Preferred Growth, Inc.
Principal Amortization                                 (1,200,775)  Various
                                                   ---------------
     Total                                         $ (250,528,272)
                                                   ===============



New Indebtedness (First Quarter):
                                        Current                                                     Interest   Loan
Property/Indebtedness Type               Amount       Institution               Classification        Rate    Maturity
----------------------------------  ----------------  ------------------------- -------------------- -------  --------
IBM Plaza                             $ 195,000,000   Lehman Brothers Bank FSB  Hedged Variable Rate   5.03% 3/15/2006
Bank One Center/Mezzanine                75,000,000   LNR Property Corporation  Fixed Rate            16.00%  1/5/2004
Bank One Center/Additional
 Construction Proceeds                    7,238,710   HypoVereinsbank           Hedged Variable Rate   3.95%  1/5/2004
                                         ----------
     Total                            $ 277,238,710
                                      =============

Ending Indebtedness
 Balance (March 31, 2003)             $ 931,149,365
                                      =============

Indebtedness Schedule
March 31, 2003

                                                                             Original
                                                                               Loan      Interest    Loan       Maturity
Lender                             Portfolio or Property                      Amount       Rate    Term (yrs)     Date
------                             ---------------------                      ------       ----    ----------     ----
Fixed Rate Indebtedness:
CIGNA                              Continental Towers (1701 Golf Road)      75,000,000     7.22%      15.0      1/5/013
Capital Company of America         Commerce Point (3800 North Wilke Rd)     20,000,000     7.07%      10.0     3/11/2008
CIBC Oppenheimer                   Nardi Industrial                         16,511,000     7.17%      10.0      5/1/2008
Midland Loan Services              Nardi Industrial                         15,556,000     7.17%      10.0      5/1/2008
Midland Realty Funding             Nardi Industrial                         14,933,000     7.17%      10.0      5/1/2008
Capital Company of America         Citibank Building (1699 E. Woodfield Rd)  8,775,000     7.18%      10.0     5/11/2008
Deutsche Banc Alex. Brown(1)       IBM Plaza (330 North Wabash Ave)         30,000,000    11.75%       2.0     2/23/2002
Greenwich Capital                  7100 Madison                              3,908,000     8.44%      10.0      5/1/2010
Capital Company of America         2100 Swift Drive                          5,200,000     7.19%      10.0     5/11/2008
Capital Company of America         6400 Shafer Court                        14,350,000     7.09%      10.0     6/11/2008
LaSalle Bank, N.A.                 Jorie Plaza ( 800 Jorie Boulevard)       22,800,000     8.33%      10.0     12/1/2010
Capital Company of America         Two Century Center (1700 East Golf Rd)   20,500,000     7.37%      10.0     11/11/2008
Capital Company of America         Oakbrook Business Center                 12,000,000     7.37%      10.0     11/11/2008
                                      (2000 York Road)
CIBC Oppenheimer                   Narco River Business Center               2,800,000     8.68%      10.0     12/1/2009
                                      (1600 167th Street)
Deutsche Banc Mortgage Capital     Brush Hill Office Courte                  8,200,000     8.76%      10.0      1/1/2010
                                      (740 Pasquilleni Drive)
Capital Company of America         208 South LaSalle Street                 45,800,000     7.79%      15.0     4/11/2013
Deutsche Banc Alex. Brown          Enterprise Office II (2305 Enterprise Dr  6,000,000     7.63%      10.0      3/1/2011
LaSalle Bank, N.A.                 Pine Meadows Three Story                 11,500,000     7.63%      10.0      4/1/2011
LaSalle Bank, N.A.                 555 Kirk Road and 1543 Abbott Drive       2,500,000     7.35%       1.0     4/30/2005
Friedman, Billings, & Ramsey       Aurora Land/DeKalb Land                  12,000,000    22.00%       0.1     3/31/2002
Security Capital
 Preferred Growth, Inc.            Various                                  37,279,909    13.50%       1.0     7/16/2002
Security Capital
 Preferred Growth, Inc.            Various                                  20,000,000    15.75%       1.0     7/16/2002
Total Fixed Rate Indebtedness

Hedged Variable
 Rate Indebtedness:
DGZ Deka Bank                      33 West Monroe Street                    67,000,000     2.79%       5.0     11/15/2005
Greenwich Capital                  180 North LaSalle Street                 60,000,000     5.13%       3.5     1/15/2004
Fleet National Bank                33 West Monroe Street                    12,500,000     8.27%       3.0     11/15/2004
Fleet National Bank                National City Center, Jorie Plaza,       20,000,000     8.34%       3.0     11/15/2004
                                        and 208 South LaSalle Street
Westdeutsche ImmobilienBank        IBM Plaza (330 North Wabash Ave)        160,000,000     8.00%       3.0     12/13/2002
Lehman Brothers Bank FSB           IBM Plaza (330 North Wabash Ave)        195,000,000     5.03%       3.0     3/15/2006
Total Hedged
 Variable Rate Indebtedness

Variable Rate Indebtedness:
Corus Bank                         National City Center                     67,000,000     4.40%       5.0     4/30/2006
Corus Bank                         Pine Meadows Single-Story                10,500,000     4.88%       1.1      4/1/2002
Corus Bank                         200 South Mitchell Court                  4,235,000     5.75%       2.0      9/1/2003
LaSalle Bank, N.A.                 1455 Sequoia Drive                        6,000,000     3.88%       2.0     5/31/2003
LaSalle Bank, N.A.                 Enterprise Office I                       7,645,152     4.30%       1.0     5/31/2005
LaSalle Bank, N.A.                 Salt Creek and Sun Annex                  7,410,000     4.19%       1.0     6/30/2005
TN Industrial
 Development Revenue Bonds         Tennessee Portfolio                       9,000,000     1.30%      17.0     11/9/2002
IN Industrial
 Development Revenue Bonds         Enterprise I - Enterprise VI             24,900,000     3.65%       5.0      1/2/2007
Total Variable Rate Indebtedness

Construction Indebtedness
Deutsche Banc Alex.Brown           Dearborn Center Mezzanine Loan           65,000,000    12.00%       3.0      1/5/2004
LNR Property Corporation           Dearborn Center Mezzanine Loan           75,000,000    16.00%       0.8      1/5/2004
HypoVereinsbank                    Dearborn Center Construction Loan       222,000,000     3.95%       3.0      1/5/2004
Total Construction Indebtedness



*N/A - Not applicable as debt is no longer outstanding (1) One one-year extension option



Indebtedness Schedule (cont.)               Maturity Date
March 31, 2003                                   with         Annualized
                                               Extenion          Debt
Lender                                         Options         Service         03/31/02         03/31/03
------                                         -------         -------         --------         --------
Fixed Rate Indebtedness:
CIGNA                                                        $ 6,487,877     $ 70,278,073     $ 68,816,537
Capital Company of America                                     *N/A            18,877,920                -
CIBC Oppenheimer                                               5,160,473       15,895,880       15,704,549
Midland Loan Services                                          1,263,400       14,976,458       14,796,194
Midland Realty Funding                                         1,213,780       14,376,668       14,203,623
Capital Company of America                                     *N/A             8,323,874                -
Deutsche Banc Alex. Brown(1)                  2/23/2003        *N/A            28,900,000                -
Greenwich Capital                                                369,266        3,860,187        3,830,868
Capital Company of America                                     *N/A             4,937,088                -
Capital Company of America                                     *N/A            13,604,886                -
LaSalle Bank, N.A.                                             2,061,790       22,602,620       22,434,784
Capital Company of America                                     *N/A            19,587,112                -
Capital Company of America                                     *N/A            11,465,626                -

CIBC Oppenheimer                                                 274,644        2,730,000        2,694,260

Deutsche Banc Mortgage Capital                                   774,816        8,087,750        8,029,103

Capital Company of America                                     3,986,250       44,110,479       43,588,175
Deutsche Banc Alex. Brown                                        509,611        5,952,700        5,901,610
LaSalle Bank, N.A.                                             *N/A            11,415,659                -
LaSalle Bank, N.A.                                               246,565        2,412,296        2,377,448
Friedman, Billings, & Ramsey                                   *N/A             3,000,000                -
Security Capital Preferred Growth, Inc.       7/11/2004                                 -       25,688,141
Security Capital Preferred Growth, Inc.       7/11/2004                                 -       20,000,000
                                                                            -------------    -------------
Total Fixed Rate Indebtedness                                                 325,395,276      248,065,292

Hedged Variable Rate Indebtedness:
DGZ Deka Bank                                 11/15/2007       4,143,764       67,000,000       67,000,000
Greenwich Capital                                              5,543,125       60,000,000       60,000,000
Fleet National Bank                                            1,145,833       12,500,000       12,450,000
Fleet National Bank                                            2,129,167       20,000,000       20,000,000

Westdeutsche ImmobilienBank                   12/13/2004       *N/A           153,200,000                -
Lehman Brothers Bank FSB                      3/15/2008        9,808,500                -      195,000,000
                                                                            -------------    -------------
Total Hedged Variable Rate Indebtedness                                       312,700,000      354,450,000
                                                                            -------------    -------------

Variable Rate Indebtedness:
Corus Bank                                                     5,708,000       66,038,895       64,306,052
Corus Bank                                                     *N/A            10,500,000                -
Corus Bank                                                       235,815        4,188,069        4,101,124
LaSalle Bank, N.A.                                               471,458        5,582,776        5,710,039
LaSalle Bank, N.A.                                             *N/A             7,472,484                -
LaSalle Bank, N.A.                                             *N/A             7,278,522                -
TN Industrial Development Revenue Bonds                        *N/A             9,000,000                -
IN Industrial Development Revenue Bonds                        1,629,445       24,900,000       24,900,000
                                                                            -------------    -------------
Total Variable Rate Indebtedness                                              134,960,746       99,017,215
                                                                            -------------    -------------

Construction Indebtedness
Deutsche Banc Alex.Brown                       1/5/2005        *N/A            58,102,564                -
LNR Property Corporation                       1/5/2005       11,250,000                -       75,000,000
HypoVereinsbank                                1/5/2005        6,107,366       83,094,780      154,616,862
                                                                            -------------    -------------
Total Construction Indebtedness                                               141,197,344      229,616,862
                                                                            -------------    -------------

Total Indebtedness                                                          $ 914,253,366    $ 931,149,369
                                                                            =============    =============


*N/A - Not applicable as debt is no longer outstanding

(1)  One one-year extension option

Recourse Indebtedness and Contingent Liability Schedule
As of March 31, 2003



Recourse Indebtedness:
                                                                              Current
                                                                                Loan          Recourse             Type of
Lender                                               Property/Loan             Amount          Amount             Financing
------                                               -------------           ---------       ----------
LaSalle Bank, N.A.                            Letters of Credit             $ 25,241,101    $ 25,241,101     Letter of Credit
CIGNA Investments, Inc.                       Continental Towers              68,816,537       2,145,692     Office Permanent
Corus Bank                                    National City Center            64,306,052      13,400,000     Office Permanent
Corus Bank                                    200 South Mitchell Court         4,101,124       4,101,124     Office Permanent
Security Capital                              Various                         20,000,000      20,000,000     Mezzanine
Security Capital                              Various                         25,872,697      25,872,697     Mezzanine
LaSalle National Bank                         Kirk Road/Abbott Drive           2,377,448         625,000     Industrial Permanent
LaSalle National Bank                         1455 Sequoia Drive               5,710,039       5,710,039     Industrial Construction
Lehman Brothers Bank FSB                      IBM Plaza                      195,000,000      10,000,000     Mezzanine
Westdeutsche ImmobilienBank                   77 West Wacker Drive           157,500,000       4,500,000     Office Permanent
DGZ DekaBank                                  33 West Monroe Street           67,000,000       3,000,000     Office Permanent
Hypo Vereinsbank                              Bank One Corporate Center      154,616,862      60,000,000     Office Construction
Fleet National Bank                           33 West Monroe Street           12,450,000      12,450,000     Mezzanine
Fleet National Bank                           NCC, 208 Jorie Plaza            20,000,000      20,000,000     Mezzanine
                                                                          ------------------------------
  Total Recourse Indebtedness                                              $ 822,991,860   $ 207,045,653
                                                                          ------------------------------


Indebtedness Allocation as of March 31, 2003

Hedged Variable Rate                      38.1%
Fixed Rate                                26.6%
Construction Financing                    24.6%
Variable Rate                              8.0%
Low Floaters IDRBs                         2.7%


Fixed Rate                      $  248,065,291
Hedged Variable Rate            $  354,450,000
Variable Rate                   $   74,117,215
Low Floaters IDRBs              $   24,900,000
Construction Financing          $  229,616,862

Interest Rate Hedge Agreements
March 31, 2003



                                         Type of     Notional         Floating    Financial                             Maturity
Counterparty                      Hedge   Strike      Amount            Index     Institution                            Date
-----------------------------------------------------------------------------------------------------------------------------------
33 West Monroe Street, LLC          Cap   6.50%     $ 67,000,000      1 MO LIBOR  Fleet National Bank                       10/31/04

33 West Monroe Street, LLC          Cap   8.35% -   $ 12,500,000      1 MO LIBOR  Fleet National Bank                       11/15/03
                                          9.00%

330 North Wabash Avenue             Cap   4.25%     $ 150,000,00      1 MO LIBOR  Morgan Guaranty Trust Company of New York 12/13/03

180 North LaSalle Street, LLC       Cap   7.25%     $ 60,000,000      1 MO LIBOR  SBCM Derivative Products Ltd.             01/15/04

Prime Group Realty, LP              Cap   7.50%     $ 20,000,000      1 MO LIBOR  Fleet National Bank                       06/30/03

Dearborn Center, LLC                Cap   4.25% -   $212,000,000 (1)  1 M0 LIBOR  HVB Risk Management Products, Inc.        01/05/04
                                          7.40%

330 North Wabash Avenue             Cap   6.60%     $ 195,000,00      1 MO LIBOR  Lehman Brothers Financial Products        03/15/06

Non-Consolidated Hedge Agreements

77 West Wacker Drive, LLC        Collar   7.75%    $ 157,500,000      1 MO LIBOR  Morgan Guaranty Trust Company of New York 09/30/04


(1) Notional amount increases automatically each month until it equals $230.0 million on December 22, 2003

Indebtedness Maturities and Scheduled Amortization Payments
March 31, 2003


                                                                    Cumulative
           Scheduled                         Total      Percentage  Percentage
          Amortization      Scheduled      Scheduled     of Debt     of Debt
Year        Payments       Maturities     Maturities     Maturing    Maturing
----      ------------    ------------   ------------   ----------  ---------
2003       $ 3,758,545    $ 55,490,284   $ 59,248,829       6.4%        6.4%
2004         4,461,622     321,616,861    326,078,483      35.0%       41.4%
2005         4,812,231      69,299,999     74,112,230       7.9%       49.3%
2006         4,106,989     255,685,185    259,792,174      27.9%       77.2%
2007         3,961,217      24,900,000     28,861,217       3.1%       80.3%
2008+        7,080,843     176,160,148    183,240,991      19.7%      100.0%
-----     ------------   -------------  -------------     ------
TOTAL     $ 28,181,446   $ 903,152,477  $ 931,333,923(1)  100.0%
          ============   =============  =============     ======

(1) Amount shown for 2003 does not reflect unamortized debt discount of $0.2 million on notes payable as of March 31, 2003.


Indebtedness Maturities with Extension Options and Amortization Payments
March 31, 2003


                                                             Cumulative
        Scheduled                     Total       Percentage Percentage
       Amortization   Scheduled     Scheduled      of Debt    of Debt
Year     Payments    Maturities    Maturities      Maturing   Maturing
------ ------------ ------------- -------------   ---------- ----------
 2003   $3,257,606   $15,991,223   $19,248,829          2.1%       2.1%
 2004    4,461,622   132,000,000   136,461,622         14.7%      16.8%
 2005    4,812,231   231,916,860   236,729,091         25.4%      42.2%
 2006    4,106,989    60,685,185    64,792,174          7.0%      49.2%
 2007    3,961,217    91,900,000    95,861,217         10.3%      59.5%
2008+    7,080,843   371,160,148   378,240,991         40.5%     100.0%
------ ------------ ------------- -------------   ----------
TOTAL  $27,680,507  $903,653,416  $931,333,923 (1)    100.0%
       ============ ============= =============   ==========

(1) Amount shown for 2003 does not reflect unamortized debt discount of $0.2 million on notes payable as of March 31, 2003.


Indebtedness Maturity Schedule through 2004
As of March 31, 2003

                                                                               2003
                                                                  Current       Debt         Maturity with
Type            Lender                 Portfolio/Property         Amount      Maturity     extension options
----------------------------------------------------------------------------------------------------------------

Variable        Corus Bank             200 South Mitchell Court $ 4,101,124  09/01/2003              09/01/2003

Variable        LaSalle Bank           1455 Sequoia Drive         5,710,039  05/31/2003              05/31/2003

Fixed           Security Capital       Various                   20,000,000  07/16/2003              07/11/2004

Fixed           Security Capital       Various                   25,872,697  07/16/2003              07/11/2004
                                                               -------------
                                                                $55,683,860
                                                               =============

                                                                               2004
                                                                  Current       Debt         Maturity with
Type            Lender                 Portfolio/Property         Amount      Maturity     extension options
----------------------------------------------------------------------------------------------------------------

Hedged Variable Greenwich Capital      180 North LaSalle Street $60,000,000  01/15/2004              01/15/2004

Hedged Variable Fleet National Bank    33 West Monroe Street     12,450,000  11/15/2004              11/15/2004

                                       National City Center,
                                       Jorie Plaza, 208 South
Hedged Variable Fleet National Bank    LaSalle Street            20,000,000  11/15/2004              11/15/2004

Fixed           LNR Property           Bank One Corporate
                 Corporation            Center                   75,000,000  01/05/2004              01/05/2005

Hedged Variable HypoVereinsbank        Bank One Corporate
                                        Center                  154,616,862  01/05/2004              01/05/2005

Hedged Variable Westdeutsche Immobilien77 West Wacker Drive (1)
                 Bank                                           157,500,000  09/29/2004              09/29/2005
                                                               -------------

                                                               $479,566,862
                                                               =============

(1)  We have a 50.0% joint venture interest in this property.


Maturing Contractual Obligations
March 31, 2003

                                                   Payments Due by Period
                                                   (dollars in thousands)
                                           -----------------------------------------
                                                      2004-     2006-
   Contractual Obligations(A)      Total     2003     2005      2007      Thereafter
------------------------------------------------------------------------------------
Mortgages and notes payable(B)    $676,817  $59,248  $170,574   $263,753   $183,242
Bonds payable(C)                    24,900        -         -     24,900          -
Construction financing             229,617        -   229,617          -          -
Capital lease obligations              502      208       294          -          -
Operating leases                    14,233    2,012     4,587      4,163      3,461
Tenant improvement
 allowances(D)(E)                   26,011   26,011
Liabilities for leases assumed
 and lease reimbursement
 obligations(F)                     89,682    9,012    23,452     18,281     38,937
Land acquisition contract(G)         2,413    2,413         -          -          -
Deferred interest and loan exit
 fees                                4,851    2,366     1,485      1,000          -
                                ----------------------------------------------------
Total contractual cash
 obligations                    $1,069,016 $101,270  $430,009   $312,097   $225,640
                                ====================================================



(A) We anticipate funding these obligations from operations and the proceeds of equity, debt, or asset sale(s) transaction(s).
(B) The total contractual obligation for mortgages and notes payable does not reflect unamortized debt discount of $0.2 million as of March 31, 2003.
(C) The scheduled maturity date for the bonds is 2022. The earlier payment due shown here reflects the 2007 scheduled expiration of letters of credit which credit enhance the bonds, which if not extended or replaced, would accelerate the maturity of the bonds.
(D) We have escrows of $1.9 million which may be utilized to fund these obligations.
(E) Tenant improvement allowances of $21.8 million correspond to Bank One Corporate Center and will be funded through its construction loan. We anticipate this obligation will be funded in 2003.
(F) These obligations would be offset by any receipts from subleasing of the related space. We currently have executed subleases that we estimate will provide subleasing receipts of $57.7 million consisting of base rent and the pro-rata share of operating expenses and real estate taxes. We are obligated, beginning January 2003, to make monthly escrow payments of $1.0 million per month to an account used to pay the costs associated with Citadel's lease of space in Bank One Corporate Center. We have pre-funded $4.0 million of these costs into the escrow to be applied to the monthly payments for June, July, August and September of 2003.
(G) We have a contract to acquire 30.3 acres of land for approximately $2.4 million. These acres must be purchased by June 2003.

                                   Total
                                  Amounts
Other Commercial Commitments(A)  Committed    2003  2004-2005  2006-2007 Thereafter
-------------------------------  ---------   ------ --------- ---------- -----------
   Standby letters of credit       $25,468     $226   $     -    $25,242     $    -
   Guarantees                      135,932    9,811   100,575     13,400     12,146
   Unconsolidated joint ventures    78,750    5,000    73,750          -          -
   Tax indemnifications             70,651      189        (B)        (B)        (B)
   Series B preferred shares            (C)  11,250    18,000     18,000         (C)
                                ----------------------------------------------------
Total commercial commitments      $310,801  $26,476  $192,325    $56,642    $12,146
                                ====================================================

(A) Please see our Form 10-Q, section "Liquidity and Capital
Resources" for additional information regarding the above.
(B) The amount of certain indemnities decreases by 10% each calendar year on each anniversary date of our November 17, 1997 initial public offering.
(C) Dividends are cumulative and payable at a 9.0% annual rate each quarter that the Series B Shares remain outstanding. The Series B
Shares rank senior to the common shares as to the payment of dividends. No Series B Shares dividend has been declared or paid for the fourth quarter of 2002 or first quarter of 2003.

Capital Expenditure Disclosure(1)
March 31, 2003
                                          Three Months   Three Months
                                             Ended          Ended
                                         March 31, 2003 March 31, 2002
                                         -----------------------------
From Statement of Cash Flows
   Additions to rental properties          $28,118,699     $3,895,921
   Additions to property under
    development                                      -     38,281,000

Supplemental Disclosure
   Capital Expenditures:
     Weighted average square feet in
      portfolio                             11,094,505     12,672,870
     Property related capital
       expenditures                           $413,327       $702,423
     Per weighted average square foot in
       portfolio                                  0.04           0.06
   Tenant improvements and leasing costs:
      Retenanted space
           Retenanted square feet               91,432        261,349
           Tenant improvements and
            leasing costs                     $934,167     $2,338,345
           Per square foot leased                10.22           8.95
       Renewal space
           Renewal square feet                  99,094         67,144
           Tenant improvements and
            leasing costs                   $2,562,692       $502,176
           Per square foot leased                25.86           7.48
                                         -----------------------------

     Total capex, tenant improvements and
      leasing costs                         $3,910,186     $3,542,943
                                         =============================

(1) Includes 77 West Wacker Drive and Sold Properties


Total Office and Industrial Properties and Square Feet Owned and Joint Venture Development Interests
March 31, 2003

TOTAL PROPERTIES OWNED:

Office Properties
Total CBD Office Owned                                                                  6
Total Suburban Office Owned                                                             9
                                                                              ------------

Total Office Owned                                                                     15

Industrial Properties
Total Warehouse/Distribution Industrial
 Owned                                                                                 19
Total Manufacturing Industrial Owned                                                   11
                                                                              ------------

Total Industrial Owned                                                                 30
                                                                              ------------

Total Office and Industrial Owned                                                      45
                                                                              ============

TOTAL SQUARE FEET OWNED:                 Metropolitan
                                            Chicago       %     Other      %    Total SF
                                         -------------------------------------------------
Office Properties
Total CBD Office Owned                      5,334,607   87.4%   767,181  12.6%  6,101,788

Total Suburban Office Owned                 1,685,719  100.0%         -   0.0%  1,685,719
                                         -------------       -----------      ------------

Total Office Owned                          7,020,326           767,181         7,787,507

Industrial Properties
Total Warehouse/Distribution Industrial
 Owned                                      1,748,285  100.0%         -         1,748,285

Total Manufacturing Industrial Owned        2,126,427  100.0%         -         2,126,427
                                         -------------       -----------      ------------

Total Industrial Owned                      3,874,712                 -         3,874,712
                                         -------------       -----------      ------------

Total Office and Industrial Owned          10,895,038           767,181        11,662,219
                                         =============       ===========      ============


JOINT VENTURE AND DEVELOPMENT INTERESTS:

                                          Square Feet
                                         -------------
77 West Wacker Drive  CBD Office              944,556
Thistle Landing       Suburban Office         386,048
                                         -------------
Total Joint Venture and Development
 Interests                                  1,330,604
                                         =============



Property Summary
March 31, 2003                                                  Gross Leasable Area      Annualized Base Rent
                                                               ----------------------------------------------------

                                                                          % Leased
                                       Rentable                  Square     as of                    Annual Base
                                        Square     Year Built/   Footage   March 31,   Annualized      Rent per
                            City         Feet      Renovated     Leased      2003      Base Rent     Square Foot
                        -------------------------------------------------------------------------------------------
  CBD Office Properties
  ----------------------
  180 North LaSalle      Chicago, IL
   Street                               758,478           1999    691,394      91.2% $12,672,048            $18.33
  208 South LaSalle      Chicago, IL
   Street                               863,698     1914/1956/    805,246      93.2%  11,227,330             13.94
                                                     1982/1991
  33 West Monroe Street  Chicago, IL    851,336           1980    203,512      23.9%   2,318,266             11.39
  77 West Wacker Drive   Chicago, IL    944,556           1992    920,002      97.4%  25,679,168             27.91
  Bank One Corporate     Chicago, IL
   Center                             1,502,113           2002    999,912      66.6%  16,073,294             16.03
  IBM Plaza              Chicago, IL  1,358,982           1971  1,241,126      91.3%  20,559,870             16.57
  National City Center  Cleveland, OH   767,181           1980    767,001     100.0%  12,176,490             15.88
                                     -----------               ----------------------------------------------------
       Subtotal                       7,046,344                 5,628,193      79.9% 100,706,466             17.88

  Suburban Office
   Properties
  ----------------------
  7100 Madison Avenue   Willowbrook,
                              IL         50,157           1998     50,157     100.0%     558,504             11.14
  Atrium Building       Naperville,
                              IL         65,361           1979     57,152      87.4%     669,961             11.72
  Brush Hill Office     Westmont, IL
   Court                                109,877           1986    107,572      97.9%   1,564,542             14.54
  Continental Towers      Rolling
                         Meadows, IL    925,091 1977/1979/1981    730,920      79.0%  10,331,979             14.14
  Enterprise Center II  Westchester,
                              IL         62,619      1998/1999     54,270      86.7%     770,260             14.19
  Jorie Plaza           Oak Brook, IL   191,666      1961/1992    186,493      97.3%   3,368,880             18.06
  Narco River Business  Calumet City,
   Center                     IL         64,929           1981     52,674      81.1%     628,525             11.93
  Narco Tower Road      Schaumburg,
                              IL         50,400           1992     50,400     100.0%     622,944             12.36
  Olympian Office Center  Lisle, IL     165,619           1989    154,187      93.1%   2,544,310             16.50
  Thistle Landing        Phoenix, AZ    386,048           2000    259,006      67.1%   3,391,524             13.09
                                     -----------               ----------------------------------------------------
       Subtotal                       2,071,767                 1,702,831      82.2%  24,451,428             14.36
                                     -----------               ----------------------------------------------------

  Total Office Owned:                 9,118,111                 7,331,024      80.4%$125,157,894             17.07

  Industrial Properties
  ----------------------
  1401 South Jefferson   Chicago, IL
   Street                                17,265      1965/1985     17,265     100.0%    $105,904             $6.13
  1543 Abbott Drive     Wheeling, IL     43,930           1983     43,930     100.0%     146,079              3.33
  350 Randy Road        Carol Stream,
                              IL         25,200           1974     22,050      87.5%     130,276              5.91
  550 Kehoe Boulevard   Carol Stream,
                              IL         44,575           1997     44,575     100.0%     312,649              7.01
  555 Kirk Road         St. Charles,
                              IL         62,400           1990     62,400     100.0%     268,320              4.30
  Arlington Heights      Arlington
   Combined                Hts, IL      304,506           1978    304,506     100.0%   1,079,204              3.54
  1051 Kirk Road         Batavia, IL    120,004           1990    120,004     100.0%           -                 -
  200 Fullerton         Carol Stream,
                              IL         66,254      1968/1995     66,254     100.0%     347,834              5.25
  4211 Madison          Hillside, IL     90,344      1977/1992     90,344     100.0%     405,736              4.49
  4300 Madison          Hillside, IL    127,129           1980    103,350      81.3%     492,254              4.76
  Narco Elmhurst - 343  Elmhurst, IL
   Carol Lane                            30,084           1989          -       0.0%           -                 -
  Narco Elmhurst - 370  Elmhurst, IL
   Carol Lane                            60,290      1977/1994     60,290     100.0%     288,552              4.79
  Narco Elmhurst - 388  Elmhurst, IL
   Carol Lane                            40,502           1979     40,502     100.0%     238,287              5.88
  Narco Elmhurst-342-46 Elmhurst, IL
   Carol Lane                            67,935           1989     67,935     100.0%     370,872              5.46
  Narco Hillside-4160-70Hillside, IL
   Madison                               79,532      1974/1994     79,532     100.0%     403,193              5.07
  Tri-State Industrial-   Franklin
   11039 Gage              Park, IL      21,935      1965/1993     21,935     100.0%     129,197              5.89
  Tri-State Industrial-   Franklin
   11045 Gage              Park, IL     136,600      1970/1992    136,600     100.0%     601,040              4.40
  Prime Aurora           Aurora, IL     257,600           2000    161,000      62.5%     523,251              3.25
  200 S. Mitchell        Addison, IL    152,200           1985    152,200     100.0%     607,709              4.00
  Enterprise Center VII- Chicago, IL
   A,P                                  462,670   1916/1991-96    462,670     100.0%   1,507,736              3.26
  Enterprise Center VIII Chicago, IL    242,199   1916/1991-96     81,859      33.8%     311,771              3.81
  Enterprise Center IX-  Chicago, IL
   Q,R,S                                162,682   1916/1991-96    107,469      66.1%     329,930              3.07
  Enterprise Center X-   Chicago, IL
   T,C                                  172,775   1916/1991-96    169,659      98.2%     444,790              2.62
  Enterprise Center II  East Chicago,
                              IN        169,435   1917/1991-97     28,978      17.1%      89,020              3.07
  Enterprise Center III East Chicago,
                              IN        291,550   1917/1991-97    154,275      52.9%     600,000              3.89
  Enterprise Center IV  East Chicago,
                              IN         87,484   1917/1991-97     85,800      98.1%     284,086              3.31
  East Chicago          East Chicago,
   Enterprise Center          IN         14,070   1917/1991-97     14,070     100.0%      31,658              2.25
  Enterprise Center V    Hammond, IN    196,475      1920-1952    196,475     100.0%     464,987              2.37
  Enterprise Center VI   Hammond, IN    250,266      1920-1952    248,255      99.2%     842,679              3.39
  Hammond Enterprise     Hammond IN
   Center                                76,821      1920-1952     70,797      92.2%     193,479              2.73
                                     -----------               ----------------------------------------------------
  Total Industrial Owned              3,874,712                 3,214,979      83.0% $11,550,492             $3.59

  Total Office Owned                  9,118,111                 7,331,024      80.4%$125,157,894            $17.07
                                     -----------               ----------------------------------------------------

  Total                              12,992,823                10,546,003      81.2%$136,708,385             12.96
                                     ===========               ====================================================


Office Lease Expiration Schedule
March 31, 2003






                                                             Average
                                                              Annual
                                                             Rent per
                     Number    Annual Base*  Percentage         Net       Net Rentable   Percentage of
                        of     Rent Under         of        Rentable SF   Area Subject  Total Leased SF
     Year of Lease   Expiring   Expiring      Expiring    Represented by   to Expiring  Represented by
      Expiration      Leases      Leases        Leases    Expiring Leases  Leases (SF)  Expiring Leases
   ----------------- -------- ------------- ------------- --------------- ------------- ---------------
               2003       87    $8,705,472           5.7%         $19.69       442,216             6.3%
               2004       84     6,460,694           4.2%         $15.10       427,988             6.1%
               2005      126    10,688,937           7.0%         $14.83       720,977            10.3%
               2006       73    17,412,763          11.4%         $13.79     1,262,885            18.0%
               2007       43    28,367,227          18.6%         $28.32     1,001,833            14.3%
               2008       50    11,783,148           7.7%         $18.35       642,087             9.2%
               2009       21     5,182,375           3.4%         $20.97       247,150             3.5%
               2010       19    16,876,065          11.1%         $28.15       599,445             8.5%
               2011        3     1,416,812           0.9%         $22.89        61,900             0.9%
              2012+       32    45,787,288          30.0%         $28.53     1,605,035            22.9%
   ----------------- -------- ------------- -------------                 -------------
     Total/Average       538  $152,680,781         100.0%         $21.78     7,011,516           100.0%
                              ============= =============                 ============= ===============

* Does not include month-to-month leases
Annual rent is contract rent per lease which may be gross or net depending on the lease.

Industrial Lease Expiration Schedule
March 31, 2003



                                                             Average
                                                              Annual
                                                             Rent per
                                                Percentage      Net       Net Rentable  Percentage of
                    Number of Annual Base* Rent     of      Rentable SF   Area Subject Total Leased SF
     Year of Lease   Expiring  Under Expiring   Expiring  Represented by  to Expiring   Represented by
      Expiration      Leases        Leases        Leases  Expiring Leases Leases (SF)  Expiring Leases
   ----------------------------------------------------------------------------------------------------
               2003        5          $410,238        3.2%         $5.07        80,939             2.7%
               2004        8         1,338,114       10.3%         $4.00       334,600            11.0%
               2005        7         1,463,315       11.3%         $4.12       355,352            11.7%
               2006       13         2,417,413       18.6%         $4.63       521,759            17.1%
               2007        4           771,439        5.9%         $3.72       207,333             6.8%
               2008        5           928,052        7.2%         $4.37       212,501             7.0%
               2009        0                 -        0.0%         $0.00             -             0.0%
               2010        2           968,462        7.5%         $3.92       246,800             8.1%
               2011        4         1,194,882        9.2%         $6.07       196,766             6.5%
              2012+        6         3,485,957       26.9%         $3.91       891,551            29.3%
   -------------------------------------------------------               ------------------------------
     Total/Average        54       $12,977,872      100.0%         $4.26     3,047,601           100.0%
                    ======================================               ==============================

* Does not include month-to-month leases
Annual rent is contract rent per lease which may be gross or net depending on the lease.



Largest Office Tenants by Square Footage
March 31, 2003

                                                           Percent              Percent
                                                   Total     SF of   Annualized     of
                                                  Square    Total    1st Q 2003  Total      Gross
                                                   Footage   Office    Gross      Office   Revenue
           Tenant                 Building        Occupied Portfolio Revenue(1) Portfolio    PSF
----------------------------------------------------------------------------------------------------
Bank One, N.A.              Bank One Corporate
                             Center                603,767     6.91% 19,750,188     6.48%    $32.71

National City Bank          National City Center   567,796     6.50% 10,414,596     1.79%    $18.34

Jenner & Block, LLC         IBM Plaza              338,032     3.87% 12,384,480     4.06%    $36.64

IBM Corporation             IBM Plaza/Continental
                             Towers/Narco Tower    332,999     3.81%  8,462,172     2.78%    $25.41

ABN AMRO Capital Markets    208 South LaSalle
 Holdings, Inc.              Street                255,764     2.93%  5,472,972     1.80%    $21.40

R.R. Donnelley & Sons       77 West Wacker Drive
 Company                                           241,569     2.77% 12,553,992     4.12%    $51.97

Wachovia Securities, Inc.   77 West Wacker Drive   241,225     2.76% 12,718,576     4.17%    $52.72

Accenture                   180 North LaSalle
                             Street                171,887     1.97%  5,234,476     0.90%    $30.45

Baker & Hostetler, LLP      National City Center   166,277     1.90%  3,713,304     0.64%    $22.33

Trizec Properties, Inc.     IBM Plaza              163,746     1.88%  6,545,164     2.15%    $39.97
                                                 ----------------------------------------
                                                 3,083,062    35.31%$97,249,920    28.89%    $31.54
                                                 ========================================


(1)  Does not include straight-line rent

Largest Industrial Tenants by Square Footage
March 31, 2003


                                                                              Percent
                                                 Total   Percent   Annualized     of
                                                 Square  of Total  1st Q 2003  Total
                                                Footage  Industrial  Gross      Office   Gross Revenue
Tenant                           Building       Occupied Portfolio  Revenue(1)Portfolio       PSF
--------------------------------------------------------------------------------------------------------
Co-Steel USA Distribution   Enterprise Center
                             VII                 385,345      9.95%$1,917,404    10.84%           $4.98

A.M. Castle & Co.           Enterprise Center V  252,595      6.52% 1,025,768     5.80%           $4.06
                            Hammond Enterprise Center

StrandTek International,    Enterprise Center
 Inc.                        VIII, IX, X         230,644      5.95% 1,369,108     7.74%           $5.94
                            East Chicago Enterprise
                             Center

Dynamic Manufacturing       4160-4190
                             Madison/4300
                             Madison/ 4211
                             Madison             184,191      4.75% 1,338,392     7.57%           $7.27
  Company

Amurol Confections Company  1455 Sequoia Drive   161,000      4.16%   699,356     3.95%           $4.34

Newco, Inc. d/b/a ElectrotekEnterprise III
 Metals                                          154,275      3.98%   634,972     3.59%           $4.12

Semblex Corporation         388 Carol Lane/370
                             Carol Lane/342-346
                             Carol Lane          143,917      3.71%   979,228     5.54%           $6.80


BWD Automotives Corporation 11045 Gage Avenue    136,600      3.53%   790,040     4.47%           $5.78

HECO Equipment Management   Enterprise Center
 Services                    VI                  104,182      2.69%   494,416     2.80%           $4.75

Berlin Packaging CorporationArlington Heights    104,000      2.68%   540,924     3.06%           $5.20
                                               ----------------------------------------
                                               1,856,749     47.92%$9,789,608    55.36%           $5.27
                                               ========================================

(1)  Does not include straight-line rent

SIC Code
March 31, 2003                          Percent of
                                            Total
                                       --------------
                                         Annualized   Percent of Total
                                       -------------- ----------------
 Code                                    Base Rent      Square Feet
------                                 -------------- ----------------
 8100  Legal Services                          21.40%           13.30%
 6000  Depository Institutions                 19.40%           19.10%
 7300  Business Services                        8.20%            7.50%
 2700  Printing & Publishing                    6.60%            2.40%
 6200  Security & Commodity Brokers             5.80%            2.80%
 6500  Real Estate                              5.00%            2.80%
 3400  Fabricated Metal Products                4.80%           14.80%
 4800  Communication                            4.50%            4.20%
 3500  Industrial Machinery &
        Equipment                               3.20%            4.60%
 3900  Misc. Manufacturing Industries           2.00%            4.80%
 8300  Social Services                          1.90%            2.10%
 8700  Engineering & Management
        Services                                1.80%            1.00%
 9400  Administration of Human
        Resources                               1.80%            1.20%
 5900  Misc. Retail                             1.10%            0.06%
 6400  Insurance Agents, Brokers, &
        Services                                1.00%            0.08%
 2000  Food/Kindred Products                    0.90%            2.00%
 3600  Electronic & Other Electrical
        Equipment                               0.80%            1.20%
 7200  Personal Services                        0.70%            0.06%
 8200  Educational Services                     0.70%            0.04%
 9300  Finance, Taxation & Monetary
        Policy                                  0.50%            0.08%
       Other                                    7.90%           15.88%
                                       -------------- ----------------

                                              100.00%          100.00%
                                       ============== ================

                                   INVESTOR RELATIONS
                                       INFORMATION

Inquiries:

Prime Group Realty Trust (NYSE: PGE) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
------------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:         312.917.8788
Facsimile:     312.917.1597
E-mail:        mwilliams@pgrt.com
Website:       www.pgrt.com


Independent Public Accountants:
Ernst & Young, LLP
Chicago, Illinois

Transfer Agent Services:
LaSalle National Bank
800-246-5761

Research Coverage:
Legg Mason Wood Walker, Inc.       David M. Fick                410.454.5018
                                   Kenneth S. Weinberg          410.454.5175

Stock Exchange Listing:
New York Stock Exchange
Common Shares Symbol: PGE
Preferred Shares Symbol: PGE pb

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com. In addition, please see the Investor Information section of our website for all financial reports.